UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 2004


                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                    81-0422894
     (State of Incorporation)                           (IRS Employer
                                                    Identification Number)

                                     0-13063
                            (Commission File Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                        (Registrant's telephone number)

                         ______________________________


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

A.  Convertible Senior Subordinated Debentures.
    ------------------------------------------

On December 23, 2004, Scientific Games Corporation (the "Company") issued $250 million of 0.75% Convertible Senior Subordinated Debentures due 2024, and on December 30, 2004, the Company issued an additional $25 million of 0.75% Convertible Senior Subordinated Debentures due 2024 (collectively, the "Debentures"), in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the offering of the Debentures, the Company received proceeds of $275 million less initial purchasers' discounts of $8.25 million. The Debentures were issued pursuant to an indenture dated as of December 23, 2004, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (the "CD Indenture"). The CD Indenture is filed as Exhibit 4.1 to this Form 8-K. The description of the terms of the CD Indenture in this Item 1.01 are qualified in their entirety by reference to such exhibit. The Debentures were sold to the initial purchasers in reliance upon representations and warranties of the initial purchasers, including, among others, that each of the initial purchasers is a qualified institutional buyer within the meaning of Rule 144A and an accredited investor within the meaning of Rule 501(c) of the Securities Act.

The Debentures bear interest at a rate of 0.75% per annum until June 1, 2010 and will bear interest at a rate of 0.50% per annum thereafter. Interest on the Debentures is payable semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2005. The Debentures mature on December 1, 2024, unless earlier converted, redeemed or repurchased, and are subject to the terms and conditions set forth in the CD Indenture.

The Debentures are convertible into cash and shares of Scientific Games Class A common stock, if any, prior to stated maturity under the following circumstances: (1) during any calendar quarter (and only during such calendar quarter) commencing after December 31, 2004 and before December 31, 2019, if the last reported sale price of the Company's common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is greater than or equal to 120% of the conversion price; (2) at any time on or after December 31, 2019 if the last reported sale price of the Company's common stock on December 31, 2019 or any date thereafter is greater than or equal to 120% of the conversion price; (3) if the Company calls the Debentures for redemption, except for certain redemptions described in the CD Indenture; or (4) upon the occurrence of certain corporate transactions described in the CD Indenture.

The conversion rate will initially be 34.3643 shares of Class A common stock per $1,000 principal amount of Debentures, representing an initial effective conversion price of approximately $29.10 per share. Upon any conversion of Debentures, the Company will deliver cash equal to the lesser of (x) the aggregate principal amount of Debentures to be converted and (y) its total conversion obligation, and will deliver shares of the Company's Class A common stock in respect of the remainder, if any, of its conversion obligation.

The Company may redeem all or some of the Debentures for cash at any time on or after June 1, 2010, at a redemption price equal to 100% of the principal amount of the Debentures being redeemed plus accrued and unpaid interest, if any, to the redemption date. Holders may require the Company to repurchase the Debentures for cash on June 1, 2010, December 1, 2014 and December 1, 2019 at a repurchase price equal to 100% of the principal amount of the Debentures being repurchased plus any accrued and unpaid interest to, but excluding, the applicable repurchase date.

The Debentures are subordinated to all of the Company's existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future subordinated debt that is expressly subordinated in right of payment to the Debentures. The Debentures are guaranteed on a senior subordinated basis by those of the Company's subsidiaries that incur or guarantee other senior subordinated debt and rank junior to any senior debt of the subsidiary guarantors. The Debentures are effectively subordinated to all liabilities of the Company's subsidiaries that do not issue guarantees of the Debentures.

The Company has agreed to file a registration statement under the Securities Act to provide for resales of the Debentures and the shares of the Company's Class A common stock issuable upon conversion of the Debentures by holders of the same who provide certain information to the Company.

B.  Senior Subordinated Notes
    -------------------------

On December 23, 2004, the Company issued $200 million of 6 1/4% Senior Subordinated Notes due 2012 (the "Notes") in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States under Regulation S. The Notes were issued pursuant to an indenture dated as of December 23, 2004, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (the "Notes Indenture"). The Notes Indenture is filed as Exhibit 4.2 to this Form 8-K. The description of the terms of the Notes Indenture in this
Item 1.01 are qualified in their entirety by reference to such exhibit.

The Notes bear interest at the rate of 6 1/4% per annum which accrues from December 23, 2004 and is payable semiannually in arrears on June 15 and December 15 of each year, commencing on June 15, 2005. The Notes mature on December 15, 2012, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Notes Indenture.

The Company may redeem some or all of the Notes for cash at any time on or after December 15, 2008 at prices specified in the Notes Indenture. In addition, at any time prior to December 15, 2007, the Company may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 106.25% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, with the net cash proceeds of certain equity offerings. If the Company sells certain of its assets or experiences specific kinds of changes in control, it must offer to purchase the Notes.

The Notes are subordinated to all of the Company's existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future subordinated debt that is expressly subordinated in right of payment to the Notes. The Notes are guaranteed on a senior subordinated basis by the Company's wholly-owned domestic subsidiaries. The Notes are effectively subordinated to all liabilities of the Company's subsidiaries that do not issue guarantees of the Notes.

The Company will be subject to a number of financial and other covenants under the Notes Indenture. The Company has agreed to file a registration statement under the Securities Act to enable holders of the Notes to exchange their Notes for registered notes having substantially the same terms.

C.  New Credit Facility
    -------------------

The Company entered into a Credit Agreement, dated as of December 23, 2004, among the Company, as Borrower, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, and Bear Stearns Corporate Lending Inc., as syndication agent (the "Credit Agreement"), and a related Guarantee and Collateral Agreement, dated as of December 23, 2004, among the Company and each of the Company's subsidiaries listed on the signature pages thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent (the "Guarantee and Collateral Agreement").

The Credit Agreement replaces the Amended and Restated Credit Agreement, dated as of November 6, 2003, among the Company, the several lenders from time to time parties thereto, Bear, Stearns & Co., Inc., as sole lead arranger and sole book runner, Deutsche Bank Securities Inc. and Credit Suisse First Boston, as co-arrangers and co-documentation agents, Bear Stearns Corporate Lending Inc., as syndication agent, and The Bank of New York, as administrative agent (the "Old Credit Agreement"). All amounts outstanding under the Old Credit Agreement were paid by the Company on December 23, 2004, which was earlier than the scheduled expiration dates of September 20, 2006 for the revolving credit facility commitment period and December 31, 2009 for the term loan facility. No early termination penalties were incurred by the Company. The Guarantee and Collateral Agreement replaces the Amended and Restated Guarantee and Collateral Agreement, dated as of November 6, 2003, by the Company and each of the subsidiaries party thereto in favor of The Bank of New York, as administrative agent.

The Credit Agreement provides for a new $250 million senior secured revolving credit facility and a new $100 million senior secured term loan credit facility. Under the terms of the Credit Agreement, the Company also has the ability, subject to certain terms and conditions, to borrow additional amounts under an incremental senior secured term loan credit facility for an aggregate amount of up to $100 million for certain purposes. Amounts under the revolving credit facility may be borrowed, repaid and reborrowed by the Company from time to time until maturity. The Credit Agreement will terminate on December 23, 2009. Voluntary prepayments and commitment reductions under the Credit Agreement are permitted at any time without fee upon proper notice and subject to a minimum dollar requirement.

At the Company's option, borrowings under the Credit Agreement are based on either LIBOR or the higher of the prime rate of J.P. Morgan Chase Bank, N.A. or the Federal Funds Effective Rate plus .50%. The interest rates under the Credit Agreement vary depending upon the Company's consolidated leverage ratio. The interest rate varies from 125 basis points to 200 basis points above LIBOR for eurocurrency loans and 25 basis points to 100 basis points above the prime rate or Federal Funds Effective Rate plus .50% for base rate loans.

During the term of the Credit Agreement, the Company will pay its lenders a fee equal to the product of 0.50% per annum and the available portion of the revolving credit facility.

The Company and its wholly-owned domestic subsidiaries have provided an unconditional guarantee of the full and punctual payment of the Company's obligations under the Credit Agreement as set forth in the Guarantee and Collateral Agreement.

The Credit Agreement contains affirmative, negative and financial covenants customary for financings of this type, including, among other things, limits on the incurrence of liens, a limit on the ratio of debt to earnings before interest, income taxes, depreciation, and amortization and a limit on the ratio of earnings before interest, income taxes, depreciation, and amortization to fixed charges. The Credit Agreement contains events of default customary for facilities of this type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default, the interest rate on all outstanding obligations will be increased and payment of all outstanding loans may be accelerated and/or the lenders' commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Agreement shall automatically become immediately due and payable, and the lenders' commitments will automatically terminate.

As of December 23, 2004, the Company had borrowed $22 million under the revolving credit facility and had borrowed $100 million under the term loan facility.

Other than with respect to the transactions described in this Form 8-K, there is no material relationship between the Company or its affiliates and any of the parties to the Credit Agreement.

The foregoing does not constitute a complete summary of the terms of the Credit Agreement and the Guarantee and Collateral Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively. The descriptions of the terms of the Credit Agreement and the Guarantee and Collateral Agreement are qualified in their entirety by reference to such exhibits.


Item 1.02  Termination of a Material Definitive Agreement.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure relating to the issuance of the Debentures required by this item is included in Item 1.01 and is incorporated herein by reference.

As of December 23, 2004, the Company entered into convertible bond hedge and warrant option transactions (the "Convertible Bond Hedge Transactions") with JPMorgan Chase Bank, N.A. ("JPM") and Bear Stearns International Limited ("Bear" and each of JPM and Bear, a "Counterparty"), which are affiliates of the initial purchasers of the Debentures. In connection with the Convertible Bond Hedge Transactions, among other things, the Company entered into International Swaps and Derivatives Association, Inc. (ISDA) confirmations, together with letter agreement amendments thereto, with each Counterparty as of December 23, 2004 (collectively, the "Confirmations") for the issuance of warrants to purchase the Company's Class A common stock. The Convertible Bond Hedge Transactions are expected to reduce the potential dilution upon conversion of the Debentures. The Convertible Bond Hedge Transactions are subject to early termination as described in the Confirmations. The Confirmations are filed as Exhibits 4.3, 4.4, 4.5 and 4.6 to this Form 8-K. The description of the terms of the Confirmations in this Item 3.02 are qualified in their entirety by reference to such exhibits.

The warrants (the "Warrants") constituting part of the Convertible Bond Hedge Transactions provide that subject to the terms and conditions of the Confirmations relating to the warrant transactions, the Company will issue shares of its Class A common stock to the Counterparty or its assigns upon exercise of the Warrants as described in the applicable Confirmation. The aggregate number of Warrants issued pursuant to the Convertible Bond Hedge Transactions to JPM was 4,725,085 and to Bear was 4,725,086. Such Warrants become exercisable ratably over a sixty (60) business day period commencing on June 1, 2010 subject to the terms and conditions of the applicable Confirmation. Each Warrant is exercisable only on its expiration date at which time it is deemed automatically exercised under the Confirmation. The Warrants provide for net share settlement upon exercise such that each Warrant is exercisable for that number of shares of Class A common stock as determined on the exercise date equal to a fraction the numerator of which is, if positive, the difference between the official closing price per share of Class A common stock quoted on the NASDAQ National Market System (the "Settlement Price") less USD 37.248 (the "Strike Price"), and the denominator of which is the Settlement Price. If the Settlement Price on the exercise date of a Warrant is less than the Strike Price, then no shares of Class A common stock are issuable upon exercise of the Warrant. Since the number of shares of Class A common stock issuable upon the exercise of the Warrants is dependent upon the Settlement Price on the exercise date of the Warrant, it is not possible at this time to ascertain the number of shares of Class A common stock issuable upon the exercise of the Warrants. The aggregate premium received by the Company in cash in respect of the issuance of the Warrants by the Company was $18,964,956.32 from each Counterparty. The Warrants were issued to JPM and Bear pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits

Exhibit No.  Description
-----------  ------------

4.1 Indenture, dated as of December 23, 2004, among the Company, the subsidiary guarantors listed on the signature pages thereto, and Wells Fargo Bank, National Association, as trustee.

4.2 Indenture, dated as of December 23, 2004, among the Company, the subsidiary guarantors listed on the signature pages thereto, and Wells Fargo Bank, National Association, as trustee.

4.3 International Swaps and Derivatives Association, Inc. ("ISDA") Confirmation, dated December 23, 2004, between JPMorgan Chase Bank, National Association and the Company (the "JPM
             Confirmation").

4.4 ISDA Confirmation, dated December 23, 2004, between Bear, Stearns International Limited and the Company (the "Bear Confirmation").

4.5          Amendment to the JPM Confirmation, dated December 23, 2004.

4.6          Amendment to the Bear Confirmation, dated December 23, 2004.

10.1 Credit Agreement, dated as of December 23, 2004, among the Company, as Borrower, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, J.P.
             Morgan Securities Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, and Bear Stearns Corporate Lending Inc., as syndication agent.

10.2 Guarantee and Collateral Agreement, dated as of December 23, 2004, among the Company and each of the Company's subsidiaries listed on the signature pages thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SCIENTIFIC GAMES CORPORATION


Date: December 30, 2004                By: /s/ Martin E. Schloss
                                          -----------------------------
                                          Name:   Martin E. Schloss
                                          Title:  Vice President and General
                                                  Counsel

                                INDEX TO EXHIBITS

Exhibit No.  Description
-----------  -----------

4.1 Indenture, dated as of December 23, 2004, among the Company, the subsidiary guarantors listed on the signature pages thereto, and Wells Fargo Bank, National Association, as trustee.

4.2 Indenture, dated as of December 23, 2004, among the Company, the subsidiary guarantors listed on the signature pages thereto, and Wells Fargo Bank, National Association, as trustee.

4.3 International Swaps and Derivatives Association, Inc. ("ISDA") Confirmation, dated December 23, 2004, between JPMorgan Chase Bank, National Association and the Company (the "JPM
             Confirmation").

4.4 ISDA Confirmation, dated December 23, 2004, between Bear, Stearns International Limited and the Company (the "Bear Confirmation").

4.5          Amendment to the JPM Confirmation, dated December 23, 2004.

4.6          Amendment to the Bear Confirmation, dated December 23, 2004.

10.1 Credit Agreement, dated as of December 23, 2004, among the Company, as Borrower, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, J.P.
             Morgan Securities Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, and Bear Stearns Corporate Lending Inc., as syndication agent.

10.2 Guarantee and Collateral Agreement, dated as of December 23, 2004, among the Company and each of the Company's subsidiaries listed on the signature pages thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent.